UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2007

GSI COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 First Avenue, King of Prussia, PA 19406
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 491-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 10, 2007, GSI Commerce, Inc. (the “Company”) completed the acquisition of Accretive Commerce, Inc. (“Accretive”). Pursuant to an Agreement and Plan of Merger dated as of August 16, 2007 among the Company, Blue Route, Inc. (“Newco”), a wholly-owned subsidiary of the Company, Accretive and certain of the principal stakeholders of Accretive, Newco merged with Accretive and Accretive survived the merger as a wholly-owned subsidiary of the Company. The Company paid a cash purchase price of $97.5 million, of which $11.25 million will be held in escrow for a period of 18 months after closing to secure the principal stakeholders’ indemnification obligations under the Agreement. The foregoing description of the Agreement and Plan of Merger does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2007 and is incorporated herein by reference.

The acquisition was financed by the Company from working capital, including a portion of the proceeds from the Company’s sale of its 2.50% Senior Convertible Notes completed in July 2007.

Audited and unaudited financial information concerning Accretive is set forth in Item 9.01.

A copy of the press release announcing the completion of the Accretive acquisition is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On September 11, 2007, the Company issued a press release announcing that the Company completed the acquisition of Accretive. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The unaudited historical financial statements of Accretive as of June 30, 2007 and 2006 and for the six months ended June 30, 2007 and 2006 are filed as Exhibit 99.2. The audited historical financial statements of Accretive as of and for the year ended December 31, 2006, and the related report of McGladrey & Pullen, LLP, are filed as Exhibit 99.3.

(b) Pro Forma Financial Information.

The Company will file the pro forma financial information required by this Item not later than 71 days after the date on which this Form 8-K is required to be filed.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description
2.1	Agreement and Plan of Merger dated as of August 16, 2007 among GSI Commerce, Inc., Blue Route, Inc., Accretive Commerce, Inc. and certain of the principal stakeholders of Accretive Commerce, Inc. A list of the exhibits and schedules to the Agreement and Plan of Merger appears in the table of contents to the Agreement. The Company will furnish to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request. (Incorporated by reference to Exhibit 2.1 in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2007).

23.1	Consent of McGladrey & Pullen, LLP.

99.1	Press release dated September 11, 2007.

99.2	Unaudited financial statements of Accretive Commerce, Inc. and Subsidiaries as of June 30, 2007 and 2006 and for the six months ended June 30, 2007 and 2006.

99.3	Audited financial statements of Accretive Commerce, Inc. and Subsidiaries as of and for the year ended December 31, 2006 and the related report of McGladrey & Pullen, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.

By:	/s/ Arthur H. Miller
Arthur H. Miller
Executive Vice President

Dated: September 11, 2007

EXHIBIT INDEX

Exhibit No.	Document Description
2.1	Agreement and Plan of Merger dated as of August 16, 2007 among GSI Commerce, Inc., Blue Route, Inc., Accretive Commerce, Inc. and certain of the principal stakeholders of Accretive Commerce, Inc. A list of the exhibits and schedules to the Agreement and Plan of Merger appears in the table of contents to the Agreement. The Company will furnish to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request. (Incorporated by reference to Exhibit 2.1 in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2007).

23.1	Consent of McGladrey & Pullen, LLP.

99.1	Press release dated September 11, 2007.

99.2	Unaudited financial statements of Accretive Commerce, Inc. and Subsidiaries as of June 30, 2007 and 2006 and for the six months ended June 30, 2007 and 2006.

99.3	Audited financial statements of Accretive Commerce, Inc. and Subsidiaries as of and for the year ended December 31, 2006 and the related report of McGladrey & Pullen, LLP.

5